UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington D.C., 20549

                                    Form 8-K

                                 Current Report
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

     Date Of Report (Date Of Earliest Event Reported): 4/2/2007 (3/28/2007)

                                AQUAMATRIX, INC.
             (Exact Name of Registrant as Specified in its Charter)

                        Commission File Number: 000-28307

                Nevada                                      13-3709558
   (State or Other Jurisdiction of                       (I.R.S. Employer
    Incorporation or Organization)                     Identification No.)

                     305 Madison Avenue, New York, NY, 10165
          (Address of Principal Executive Offices, Including Zip Code)

                                  212-986-0886
              (Registrant's Telephone Number, Including Area Code)

                         (f/k/a Nesco Industries, Inc.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

                       Items to be Included in this Report

Item 5.03: Amendment to Articles of Incorporation or Bylaws; Change in Fiscal
Year

      Effective March 28, 2007, the Registrant amended its certificate of incorporation to

            (a) change the name of the corporation from "Nesco Industries, Inc." to "Aquamatrix, Inc."; and

            (b) increase the authorized number of common shares to 400,000,000.

      In addition, the Registrant has notified the OTCBB of the name change, and expects the OTCBB to change its ticker symbol from "NESK.OB" to reflect the new name.

                                  Signature(s)

      Pursuant to the Requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the Undersigned hereunto duly authorized.

                                               Aquamatrix, Inc.


Date: April 2, 2007                            By: /s/ Matthew Harriton
                                                   -----------------------------
                                                   Matthew Harriton
                                                   President